UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 19, 2005


                         Premier Financial Bancorp, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Kentucky
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  0-20908                     61-1206757
            --------------------------------------------------------
            (Commission File No.)   (IRS Employer Identification No.)


                2883 Fifth Avenue Huntington, West Virginia 25702
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (304) 525-1600
            --------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

  |_| Written communication pursant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.01.  Entry into a Material Definitive Agreement

     At a regular meeting of the board of directors of Premier Financial Bancorp, Inc. ("Premier"), a Kentucky corporation and bank holding company, held January 19, 2005, the board of directors, acting pursuant to the recommendation of its compensation committee, approved the grant of incentive stock options to the following executive officers in the amounts set forth opposite their name:

                                                             Number of Shares
Officer                    Title                             Subject to Option
----------------------     ----------------------------     --------------------

Robert W. Walker           President and                            5,000
                             Chief Executive Officer

Brien M. Chase             Vice President and                       2,500
                             Chief Financial Officer

Jeanne D. Hubbard          Vice President -                         2,500
                             Director of Risk Management

Dennis J. Klingensmith     Vice President                           3,000


     The options vest and become exercisable in 3 equal annual installments at each of January 19, 2006, 2007 and 2008, and expire 10 years from date of grant. The option exercise price is $11.62. All grants were made pursuant to Premier's 2002 Employee Stock Ownership Incentive Plan, which is incorporated herein by reference to Premier's Form 10-K for the year ended December 31, 2003 and pursuant to form of stock option agreement.

     The form of stock option agreement is attached as Exhibit 10.1 to this Current Report.


Item 9.01.  Financial Statements and Exhibits

    (c) Exhibit 10.1 - The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: January 24, 2005            Brien M. Chase, Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        10.1                           Form of Stock Option Agreement pursuant
                                        to Premier Financial Bancorp, Inc. 2002
                                        Employee Stock Ownership Incentive Plan.